EXHIBIT 99.1

                       Certification of ANTs software inc.
           pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003
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      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ANTs software inc., a Delaware corporation (the "Company"), does hereby certify that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-QSB") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     May 8, 2003                    By: /s/ Francis K. Ruotolo
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                                             Francis K. Ruotolo, Chairman and
                                             Chief Executive Officer


Date:     May 8, 2003                    By: /s/ Kenneth Ruotolo
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                                             Kenneth Ruotolo
                                             Chief Financial Officer
                                             and Secretary